                                   SSgA FUNDS

                          SUPPLEMENT DATED MAY 1, 2001

                                   SSgA FUNDS
                       PROSPECTUS DATED DECEMBER 19, 2000
                    (AS SUPPLEMENTED THROUGH APRIL 30, 2001)

                             SSgA MATRIX EQUITY FUND

Effective June 1, 2001, the name of the SSgA Matrix Equity Fund will be changed to the SSgA Disciplined Equity Fund.

The second paragraph under "Investment Objectives and Principal Investment Strategies--Matrix Equity Fund" is hereby replaced in its entirety by the following:


         Equity securities will be selected for the fund on the basis of a proprietary, systematic investment process. The fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500 Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500 Index over time.

         The equity strategy used by the fund is designed to provide a bridge between low risk/low value-added (or zero tracking error) passive investments, and high risk/high value-added (high tracking error) active management alternatives. This strategy attempts to create a portfolio with similar characteristics to the benchmark with the potential to provide excess returns by allowing the fund to hold most, but not all, of the securities in the benchmark. The fund seeks to maintain virtually the same sector and industry weightings as the benchmark, thus controlling the risk associated with more actively managed portfolios.

The following additional disclosure will appear under "Principal Risks - Management Strategy Risk:"

         The Disciplined Equity Fund seeks to maintain the sector and industry weightings of the benchmark while not holding all of the securities of the benchmark. Based on a multifactor model and not completely on intrinsic investment merit, this strategy may not be successful.

Further, effective June 1, 2001, the lead portfolio manager of the Disciplined Equity Fund will be Douglas T. Holmes, CFA and Principal of SSgA Funds Management, Inc. Mr. Holmes heads the Global Enhanced Equity Group. He specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Mr. Holmes was formerly the lead portfolio manager of the Matrix Equity Fund from May 1992 to January 1996. Mr. Holmes is the co-inventor of SPDRs and continues to be involved in all related products discussed or created by the firm. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen. Before this, he was affiliated with Batterymarch Financial Management and was a member of the New Product Committee of the American Stock Exchange. Mr. Holmes has been working in the investment management industry since 1980 and holds a BS in Mathematics from Northeastern University.

In addition, effective June 1, 2001, the Advisor has contractually agreed to waive .50% of its .75% management fee with respect to the Disciplined Equity Fund until December 31, 2011. Therefore, the Annual Fund Operating Expenses under "Fees and Expenses of the Fund" are revised as follows:

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      Management Fee(1)                                          .75%
      Distribution and Service (12b-1) Fees(2)                   .12
      Other Expenses                                             .09
                                                                ----
      Gross Expenses                                             .96
                                                                ----
      Less Contractual Management Fee Waiver                    (.50)
                                                                -----
      Total Net Annual Fund Operating Expenses(1)                .46%
                                                                =====

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

     1 YEAR              3 YEARS            5 YEARS             10 YEARS
       $47                $256               $482                $1,132
       ===                ====               ====                ======






----------------------

(1) The Advisor has contractually agreed to waive .50% of its .75% management fee for the Disciplined Equity Fund until December 31, 2011. The annual management fee after the waiver and reimbursement is .25%. The total annual expenses shown above have been restated to reflect the waiver.

(2) The ratio includes .03% for 12b-1 Distribution and .09% for 12b-1 Shareholder Servicing Fees.